WCM Focused Global Growth Fund
(Investor Class: WFGGX, Institutional Class: WCMGX)

A series of Investment Managers Series Trust

Supplement dated January 28, 2016,
to the Prospectus and Statement of Additional Information
dated September 1, 2015, as supplemented

WCM Investment Management, the Fund’s investment advisor (the “Advisor”), has agreed to extend its voluntary agreement to limit the Fund’s total annual expenses to 0.95% and 0.70% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively, through February 29, 2016. Accordingly, the following paragraph replaces any inconsistent information regarding “Fund Expenses” in the Fund’s Prospectus and Statement of Additional Information:

In addition to its contractual expense limitation, the Advisor has also agreed to voluntarily waive its fees and/or to reimburse the WCM Focused Global Growth Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.95% and 0.70% of  the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively, from October 5, 2015, through February 29, 2016.  The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

Please retain this Supplement with your records.